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                                                                   EXHIBIT 24(A)

                             DUKE ENERGY CORPORATION

                                Power of Attorney

                                    FORM 10-K

                  Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 2001
                                 (Annual Report)


     The undersigned Duke Energy Corporation, a North Carolina corporation and certain of its officers and/or directors, do each hereby constitute and appoint Robert P. Brace, Robert T. Lucas III and Keith G. Butler, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Duke Energy Corporation on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed as of the 26th day of February, 2002.

                                                         DUKE ENERGY CORPORATION

                                                    By      /S/  R. B. PRIORY
                                                        ------------------------
                                                         Chairman, President and
                                                         Chief Executive Officer

(Corporate Seal)




ATTEST:


     /S/  EDWARD M. MARSH, JR.
---------------------------------------
        Assistant Secretary

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/s/  R. B. PRIORY                     Chairman, President and
-------------------------             Chief Executive Officer
     R. B. Priory                     (Principal Executive Officer and Director)


/s/  ROBERT P. BRACE                  Executive Vice President and
-------------------------             Chief Financial Officer
     Robert P. Brace                  (Principal Financial Officer)


/s/  KEITH G. BUTLER                  Senior Vice President and
-------------------------             Controller
     Keith G. Butler                  (Principal Accounting Officer)


/s/  G. ALEX BERNHARDT                (Director)
-------------------------
     G. Alex Bernhardt


/s/  ROBERT J. BROWN                  (Director)
-------------------------
     Robert J. Brown


/s/  WILLIAM A. COLEY                 (Director)
-------------------------
     William A. Coley


/s/  WILLIAM T. ESREY                 (Director)
-------------------------
     William T. Esrey


/s/  ANN M. GRAY                      (Director)
-------------------------
     Ann M. Gray


/s/  DENNIS R. HENDRIX                (Director)
-------------------------
     Dennis R. Hendrix


/s/  HAROLD S. HOOK                   (Director)
-------------------------
     Harold S. Hook

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/S/  GEORGE DEAN JOHNSON, JR.         (Director)
 -----------------------------
     George Dean Johnson, Jr.


/S/  MAX LENNON                       (Director)
 ---------------
     Max Lennon


/S/  LEO E. LINBECK, JR.              (Director)
 --------------------------
     Leo E. Linbeck, Jr.


/S/  JAMES G. MARTIN                  (Director)
 --------------------
     James G. Martin


/S/  JAMES T. RHODES                  (Director)
---------------------
     James T. Rhodes